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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 April 20, 1998

                         Commission File Number: 0-9969


                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

        District of Columbia                              54-1666769
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 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation of organization)                      Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                      20166
        (Mail) P.O. Box 319
          Sterling, Va.                                      20167
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(Address of principal executive offices)                   (Zip Code)




      Registrant's telephone number, including area code: (703) 471-7606.



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           (1) Yes   X        No
                                   -----         -----
                           (2) Yes   X        No
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Item 5. Other Item.

     Pursuant to discussions between the Registrant and its Auditors, Correa Berger & Associates, it has been mutually decided that the Registrant, with the assistance of its Auditors, shall, on or before May 4, 1998, file a Form 10-KSB/A. The Registrant and its Auditors agree that the Form 10-KSB/A should be prepared because the financial statements require further clarification.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Century Industries, Inc.



April 20, 1998
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                              Ted L. Schwartzbeck, President,
                              Chief Executive Officer